UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

BLACK CREEK DIVERSIFIED PROPERTY FUND INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 228-2200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01. Entry into a Material Definitive Agreement

The information set forth below in Item 8.01 of this Current Report on Form 8-K regarding the amendment and restatement of various agreements to which Black Creek Diversified Property Fund Inc. (the “Company”) is a party is incorporated by reference into this Item 1.01.

Item 8.01 Other Events

Completion of the Transaction with Ares

On July 1, 2021, Ares Management Corporation (“Ares”) closed on the acquisition of Black Creek Group’s U.S. real estate investment advisory and distribution business, including Black Creek Diversified Property Advisors LLC (the “Former Advisor”), the Company’s former advisor (the “Transaction”). On the same date, the Former Advisor assigned the advisory agreement to Ares Commercial Real Estate Management LLC (the “Advisor”). Ares did not acquire Black Creek Diversified Property Advisors Group LLC, the Company’s former sponsor, and the Company now considers the Ares real estate group to be the Company’s “Sponsor.”

Ares intends to continue to operate the business of Black Creek Group consistent with past practice. The principals of Black Creek Group, the rest of the management team and the Company’s current officers are expected to continue to serve in their roles with respect to the Company for the foreseeable future, although certain Ares personnel are expected to join the Company’s board of directors and have joined the Advisor’s investment committee. Any changes to the Company’s board of directors or investment policies will require approval of the Company’s board of directors. Although such changes may be made in the future, no such changes have been approved at this time.

Advisory Agreement

On July 1, 2021, in connection with the Transaction, the Company and Black Creek Diversified Property Operating Partnership LP (the “Operating Partnership”) entered into the Second Amended and Restated Advisory Agreement (2021) (the “Advisory Agreement”) with the Advisor. The Advisory Agreement amends and restates the Amended and Restated Advisory Agreement (2021) (the “Prior Advisory Agreement”) to, among other things, reflect the assignment of the Former Advisor’s rights and obligations under the Prior Advisory Agreement to the Advisor. The terms of the Advisory Agreement are otherwise substantially the same as the terms of the Prior Advisory Agreement.

The foregoing description of the Advisory Agreement is qualified in its entirety by reference to the full text of the Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Limited Partnership Agreement

On July 1, 2021, in connection with the Transaction, the Company, on behalf of itself as general partner and on behalf of the limited partners thereto other than the Special Limited Partner, entered into the Tenth Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Limited Partnership Agreement”). The Limited Partnership Agreement amends and restates the Ninth Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated as of December 20, 2019, as amended by Amendment No. 1 dated as of December 8, 2020 (the “Prior Limited Partnership Agreement”) in order to reflect the assignment and transfer of all of the special partnership units to the Advisor. The terms of the Limited Partnership Agreement are otherwise substantially the same as the terms of the Prior Limited Partnership Agreement.

The foregoing description of the Limited Partnership Agreement is qualified in its entirety by reference to the full text of the Limited Partnership Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Second Amended and Restated Advisory Agreement (2021), dated July 1, 2021, by and among Black Creek Diversified Property Fund Inc., Black Creek Diversified Property Operating Partnership LP and Ares Commercial Real Estate Management LLC
10.2	Tenth Amended and Restated Limited Partnership Agreement of Black Creek Diversified Property Operating Partnership LP, dated as of July 1, 2021

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are intended to be deemed “forward-looking statements” within the meaning of, and to be covered by the safe harbor provisions contained in, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or other similar words or terms and include, without limitation, statements describing our beliefs and intentions with respect to ongoing operations following the completion of the Transaction. These statements are based on certain assumptions and analyses made in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Such statements are subject to a number of assumptions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by these forward-looking statements. Such factors may include, but are not limited to, the effect of the completion of the Transaction on the ability of the Company and the Advisor to retain key personnel, maintain relationships with the Company’s customers, continue to raise capital at rates similar to or greater than current rates, and maintain the Company’s operating results and business generally. In addition, these forward-looking statements reflect the Company's views as of the date on which such statements were made. Subsequent events and developments may cause the Company’s views to change. For a discussion of additional factors that could lead to actual results being materially different from those described in the forward-looking statements, see “Risk Factors” under Item 1A of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Black Creek Diversified Property Fund Inc.
July 1, 2021
	By:	/s/ LAINIE P. MINNICK
Lainie P. Minnick Managing Director, Chief Financial Officer and Treasurer